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                                                                   Exhibit 10.18

                                                                  DRAFT: 7/17/98

                                 WASTEQUIP, INC.
                    1998 OUTSIDE DIRECTORS STOCK OPTION PLAN


                  Wastequip, Inc. (the "Company") hereby adopts the following stock option plan (the "Plan") for eligible Directors of the Company:

         1. PURPOSE OF THE PLAN. The purpose of the Plan is to provide additional incentive to new Directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates and who have not received options to purchase shares of capital stock of the Company under any other stock option plan of the Company, by encouraging them to acquire a new or an additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress. These objectives will be promoted through the grant of options to acquire Common Shares, without par value, of the Company ("Common Shares") pursuant to the terms of the Plan. Only those Directors who meet the qualifications stated above are eligible for and shall receive options under the Plan.

         2. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective upon the consummation of the sale of Common Shares in an underwritten public offering under the Securities Act of 1993, as amended (an "Initial Public Offering"), subject to approval by the holders of shares representing a majority of the outstanding votes of the Company present at the shareholders meeting called for the purpose of approving the Plan. In the event an Initial Public Offering has not occurred on or before __________, 1998 or the Plan is not approved by the Company's shareholders, the Plan and any options granted hereunder shall be null and void.

         3. SHARES SUBJECT TO THE PLAN. The shares to be issued upon the exercise of the options granted under the Plan shall be Common Shares. Either treasury or authorized and unissued Common Shares, or both, as the Board of Directors shall from time to time determine, may be so issued. Common Shares which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan. If an option granted under the Plan is exercised pursuant to the terms and conditions of Subsection 5(b), any Common Shares which are the subject thereof shall not thereafter be available for reoffering under the Plan.

                  The aggregate number of Common Shares for which options may be granted under the Plan shall be Twenty-Five Thousand (25,000) Common Shares. In the event that, subsequent to the date of approval of the Plan by the shareholders of the Company, the Common Shares or any other shares of capital stock of the Company convertible into Common Shares ("Common Share Equivalents") should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change,

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be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall automatically be substituted for each Common Share subject to an unexercised option (in whole or in part) granted under the Plan, each Common Share available for additional grants of options under the Plan and each Common Share made available for grant to each eligible Director pursuant to Section 4 hereof, the number and kind of shares of stock or other securities into which each outstanding Common Share or Common Share Equivalent shall be changed or for which each Common Share or Common Share Equivalent shall be exchanged, (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Board of Directors shall make such other adjustments as may be appropriate and equitable to prevent enlargement or dilution of any option rights granted pursuant to the Plan. Any such adjustment may provide for the elimination of fractional shares.

         4. GRANT OF OPTIONS. Subject to the terms of the Plan, a one-time option automatically shall be granted to each person who (i) becomes a Director of the Company for the first time from and after the effective date of the Plan and (ii) is eligible under the Plan. The option shall be exercisable for Five Thousand (5,000) Common Shares (as such number may be adjusted pursuant to Section 3 above). The date of grant of such option shall be the date that such optionee is elected or appointed to the Board as an eligible Director. The option shall be granted at an option price per share equal to the fair market value of a Common Share of the Company on the date such option is granted. Subject to the provisions of Subsection 5(c), each such option granted shall be exercisable for a period of [TEN (10)] years from the date of grant but shall not be exercisable during the first year of such period. Thereafter, during each succeeding year each such option may be exercised for up to a maximum of fifty percent (50%) of the total number of Common Shares subject to the option, which annual rights of exercise shall be cumulative.

         5.       OPTION PROVISIONS.

                  a. LIMITATION ON EXERCISE AND TRANSFER OF OPTIONS. Only the Director to whom an option is granted may exercise such option except where a guardian or other legal representative has been duly appointed for such Director and except as otherwise provided in the case of such Director's death. No option granted hereunder shall be transferable otherwise than by the Last Will and Testament of the Director to whom it is granted or, if the Director dies intestate, by the applicable laws of descent and distribution. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.

                  b. EXERCISE OF OPTIONS. Each Option granted hereunder may be exercised in whole or in part (to the maximum extent then exercisable) from time to time during the option period, but this right of exercise shall be limited to whole shares. Options shall be exercised by the optionee giving written notice to the [TREASURER] of the Company at its principal business office, by certified mail, return receipt requested, of the optionee's intention to exercise the same and the number of shares with respect to which

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the option is being exercised (the "Notice of Exercise of Option"), accompanied by full payment of the purchase price in cash or in whole or in part in Common Shares having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made. Such Notice of Exercise of Option shall be deemed delivered upon deposit into the mails.

                  c. TERMINATION OF DIRECTORSHIP. If an optionee ceases to be a Director of the Company, his or her option shall terminate [THREE (3)] months after the effective date of termination of his or her directorship and neither he nor she nor any other person shall have any right after such date to exercise all or any part of such option. If the termination of the directorship is due to death, then the option may be exercised within [ONE (1) YEAR] after the optionee's death by the optionee's estate or by the person designated in the optionee's Last Will and Testament or by the person(s) to whom the option has been transferred under the applicable laws of descent and distribution. Notwithstanding the foregoing, in no event shall any option be exercisable after the expiration of the [TEN-YEAR] option period and no option shall be exercisable to any greater extent than the optionee would have been entitled to exercise the option at the time of termination or death.

                  d. ACCELERATION OF EXERCISE OF OPTIONS IN CERTAIN EVENTS. Notwithstanding anything to the contrary described in the Plan, in the event of a "Change in Control," the eligible Director shall have the immediate right and option (notwithstanding the provisions of paragraph 4 hereof) to exercise the option with respect to all Common Shares covered by the option, which exercise, if made, shall be irrevocable. The term "Change in Control" shall include, but shall not be limited to: (i) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's common shares of any class or any securities convertible into such common shares; (ii) the receipt by the Company of a
Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of twenty percent (20%) or more of the voting power of the Company; (iii) the date of the approval by shareholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock of any class, or any securities convertible into such capital stock, of the Company would be converted into cash, securities or other property, other than a merger of the Company in which the holders of shares of all classes of the Company's capital stock immediately prior to the merger would own at least a majority of the voting power of the surviving corporation (or the parent company of the surviving corporation) immediately after the merger; (iv) the date of the approval by shareholders of the Company of any sale, lease, exchange or other transfer (in one transaction or in a series of related transactions) of all or substantially all the assets of the Company (other than a sale, lease, exchange or other transfer of such assets to an affiliate of the Company); or (v) the adoption of any plan or proposal for the liquidation (other than a partial liquidation) or dissolution of the Company.

                  e. OPTION AGREEMENTS. Options granted under the Plan shall be subject to the further terms and provisions of an Option Agreement, a copy of which is attached

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hereto as Exhibit A, the execution of which by each optionee shall be a condition to the receipt of an option.

         6. INVESTMENT REPRESENTATION; APPROVALS AND LISTING. The options to be granted hereunder shall be further conditioned upon receipt of the following investment representation from the optionee:

                   "I agree that any Common Shares of Wastequip, Inc. which I may acquire by virtue of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event that the Common Shares subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event that the offer or sale of the Common Shares subject to this option may be lawfully made without registration of such Common Shares under the Securities Act of 1933, as amended."

The Company shall not be required to issue any certificate or certificates for Common Shares upon the exercise of an option granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such Common Shares to listing on any national securities exchange on which the Common Shares may be listed, (iii) the completion of any registration or other qualification of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable or the determination by the Company, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary or advisable, and (iv) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Company, in its sole discretion, shall determine to be adequate.

         7.       GENERAL PROVISIONS.

                  a. FAIR MARKET VALUE OF COMMON SHARES. For all purposes of the Plan, the fair market value of a Common Share shall be determined as follows: so long as the Common Shares of the Company are listed on an established stock exchange or exchanges or contained in the NASDAQ National Market System, such fair market value shall be determined to be the highest closing sale price of such Common Shares on such stock exchange or exchanges on the day the option is granted (or the date the Common Shares are tendered as payment, in the case of determining fair market value for that purpose) or if no sale of such Common Shares shall have been made on any stock exchange on that day, then on the closest preceding day on which there was a sale of such Common Shares; and during any period of time during which such Common Shares are not listed on an established stock exchange or contained in the NASDAQ National Market System, the fair market value per share shall be the mean between dealer "Bid" and "Ask" prices of such Common Shares in the over-the-counter market on the day the option is granted (or the day

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the Common Shares are tendered as payment, in the case of determining fair market value for that purpose), as reported by the National Association of Securities Dealers, Inc.

                  b. LIMITED LIABILITY OF THE COMPANY. The liability of the Company under the Plan and any distribution of Common Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan, including, but not limited to, any liability to any federal, state or local tax authority or any liability to any securities regulatory authority.

                  c. NO RIGHTS AS DIRECTOR OR SHAREHOLDER. Nothing in the Plan or in any option agreement shall confer upon any optionee any right to continue as a Director of the Company, or to be entitled to any remuneration or benefits not set forth in the Plan or such option agreement. Nothing contained in the Plan or in any option agreement shall be construed as entitling any optionee to any of the rights of a shareholder as a result of the grant of an option until such time as Common Shares are actually issued to such optionee pursuant to the exercise of an option.

                  d. MISCELLANEOUS. The Plan may be assumed by the successors and assigns of the Company. The Plan shall not be amended more than once every [SIX MONTHS], other than to comport with changes in the Internal Revenue Code of 1986, the Employee Retirement Income Security Act, or the rules thereunder. The cash proceeds received by the Company from the issuance of Common Shares pursuant to the Plan will be used for general corporate purposes or in such other manner as the Board of Directors deems appropriate. The expense of administering the Plan shall be borne by the Company. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

         8. TERMINATION OF THE PLAN. The Plan shall terminate [TEN (10)] years from the date of its adoption by the Board of Directors of the Company and thereafter no options shall be granted hereunder. All options outstanding at the time of termination of the Plan shall continue in full force and effect in accordance with and subject to their terms and the terms and conditions of the Plan.

         9. TAXES. Appropriate provisions shall be made for all taxes required to be withheld or paid in connection with the options granted under the Plan or the exercise thereof, and the transfer of Common Shares pursuant thereto, under the applicable laws or other regulations of any governmental authority, whether federal, state or local and whether domestic or foreign. In its discretion, the Company may permit the optionee to satisfy such withholding requirements by (a) the Company withholding from issuance to the optionee such number of Common Shares otherwise issuable upon exercise of the option as the Company and the Optionee may agree[; provided, however, that the optionee must have had on file with the Compensation Committee of the Board of Directors, for at

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least six (6) months prior thereto, an effective standing election to satisfy such optionee's tax withholding obligations in such a fashion, which election form by its terms shall not be revocable or amendable for at least six (6) months,] or (b) with the consent of the Board of Directors, in whole or in part, in Common Shares having a fair market value on the date the option is exercised equal to that portion of the withholding obligation for which payment in cash is not made.

         10. CHANGES IN GOVERNING RULES AND REGULATIONS. All references herein to the Internal Revenue Code of 1986, as amended, or sections thereof, or to rules and regulations of the Department of Treasury or of the Securities and Exchange Commission, shall mean and include the Code sections thereof and such rules and regulations as are now in effect or as they may be subsequently amended, modified, substituted or superseded.

                  IN WITNESS WHEREOF, Wastequip, Inc., by its duly authorized officers, has executed this instrument as of the _________ day of ___________________, 1998.


                                              WASTEQUIP, INC.


                                              By:_____________________________

                                              Title:__________________________

                                              And:____________________________

                                              Title:__________________________